SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

    Current Report Pursuant to Section 13 or 15(d) of The Securities Exchange
                                  Act of 1934


                Date of Report (Date of earliest event reported):
                                  June 7, 1996


                           D & E Communications, Inc.
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        PENNSYLVANIA                   000-20709               23-2837108
- ----------------------------    ------------------------   -------------------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
     of incorporation)                                     Identification No.)



             Brossman Business Complex
               124 East Main Street
               Ephrata, Pennsylvania                        17522
     ----------------------------------------          -------------
     (Address of principal executive offices)            (Zip Code)



       Registrant's telephone number, including area code: (717) 733-4101

Item 5.  Other Events


Effective June 7, 1996, D & E Communications, Inc., a newly-created Pennsylvania corporation which had been a wholly-owned subsidiary of Denver and Ephrata Telephone and Telegraph Company ("Telco"), became the parent holding company of Telco as more fully described in the press release filed herewith as
Exhibit 99.1.

Item 7.   Financial Statements and Exhibits

          (a)  Financial statements of business acquired.

               Not applicable.

          (b)  Pro forma financial information.

               Not applicable.

          (c)  Exhibits.


Exhibit Number                Description                   Method of Filing
- --------------                -----------                   ----------------
     99.1                     Press Release of              Filed herewith.
                              D & E Communications, Inc.
                              dated June 10, 1996.




                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               D & E COMMUNICATIONS, INC.
                                               (Registrant)


Date:  June 11, 1996                            By: /s/ W. Garth Sprecher
                                                   ---------------------------
                                                   W. Garth Sprecher
                                                   Vice President and Secretary

                                INDEX OF EXHIBITS


Exhibit Number                Description                   Method of Filing
- --------------                -----------                   ----------------
     99.1                     Press Release of              Filed herewith.
                              D & E Communications, Inc.
                              dated June 10, 1996.